Exhibit 24.1


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Evans & Sutherland Computer Corporation whose signature appears below constitutes and appoints James R. Oyler and William M. Thomas, or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign in the name of or on behalf of the undersigned, as a director and/or officer of said corporation, the Annual Report on Form 10-K of Evans & Sutherland Computer Corporation for the year ended December 31, 2000, and any and all amendments to such Annual Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 28th day of March, 2001.


        Signature                         Title                                 Date

/S/  Stewart Carrell         Chairman of the Board of Directors            March 28, 2001
- -------------------------
Stewart Carrell

/S/  James R. Oyler          President and Chief Executive Officer         March 28, 2001
- -------------------------
James R. Oyler               (Principal Executive Officer) and Director

/S/  William M. Thomas       Vice President, Chief Financial               March 28, 2001
- -------------------------
William M. Thomas            Officer and Corporate Secretary (Principal
                             Financial and Accounting Officer)

/S/  Gerald S. Casilli       Director                                      March 28, 2001
- -------------------------
Gerald S. Casilli

/S/  Peter O. Crisp          Director                                      March 28, 2001
- -------------------------
Peter O. Crisp

/S/  Ivan E. Sutherland      Director                                      March 28, 2001
- -------------------------
Ivan E. Sutherland
